UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2015

MID-AMERICA APARTMENT COMMUNITIES, INC.

MID-AMERICA APARTMENTS, L.P.

(Exact name of registrant as specified in its charter)

Tennessee Tennessee	001-12762 333-190028-01	62-1543819 62-1543816
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6584 Poplar Avenue, Suite 300 Memphis, Tennessee	38138
(Address of principal executive offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

In connection with their filing on or about the date hereof of a Registration Statement on Form S-3 (the “Registration Statement”), Mid-America Apartment Communities, Inc. and Mid-America Apartments, L.P. (collectively, the “Company”) are filing this report to present certain historical financial information of Colonial Properties Trust and Colonial Realty Limited Partnership, which were acquired by the Company on October 1, 2013. Accordingly, the audited consolidated financial statements of Colonial Properties Trust and Colonial Realty Limited Partnership for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010 are attached hereto as Exhibit 99.1 and will be incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

The following exhibits are filed pursuant to Item 9.01:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

23.2	Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP

99.1	Audited consolidated financial statements of Colonial Properties Trust and Colonial Realty Limited Partnership for each of the years ended December 31, 2012, December 31, 2011 and December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date: December 9, 2015	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer,
(Principal Financial and Accounting Officer)

MID-AMERICA APARTMENTS, L.P.

	By:	Mid-America Apartment Communities, Inc., its general partner

Date: December 9, 2015	By:	/s/ Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer,
(Principal Financial and Accounting Officer)